COMSTOCK PARTNERS FUNDS, INC.


     Supplement dated August 28, 1999 to Prospectus dated August 28, 1999



          On June 1, 1999, the Company commenced legal action in the U.S. District Court for the District of New Jersey with respect to the distribution arrangements of the Strategy Fund and the Capital Value Fund. The Company has alleged, among other things, that Funds Distributor, Inc. has interfered with a contractual relationship between Premier Mutual Fund Services, Inc., the distributor to the Strategy Fund and the Capital Value Fund. Although management of the Company believes it will prevail on these claims, there can be no assurance that the Company will prevail or that the Funds' existing distribution agreements will continue in effect.